Exhibit 99.1

Marchex Reports Fourth Quarter and Full Year 2008 Financial Results, Increases Stock Repurchase Program

SEATTLE, WA - February 19, 2009 - Marchex, Inc. (NASDAQ: MCHX), a leading local search and performance advertising company, today reported its results for the fourth quarter of 2008 and full year ended December 31, 2008.

Fourth Quarter 2008 Consolidated Financial Results

•	Revenue was $34.8 million for the fourth quarter of 2008, compared to $37.0 million for the same period of 2007.

•

GAAP net loss applicable to common stockholders was $128.7 million for the fourth quarter of 2008 or $3.67 per diluted share, which includes the effect of an estimated pre-tax $176.7 million non-cash goodwill and intangible asset impairment charge based on the preliminary results of the company’s annual goodwill and intangible assets impairment tests. This compares to a GAAP net loss applicable to common stockholders of $774,000 or $0.02 per diluted share for the same period of 2007. The fourth quarter 2008 results included non-cash stock-based compensation expense recorded under the fair value method of $2.4 million, compared to non-cash stock-based compensation expense of $2.1 million for the same period in 2007.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the fourth quarter of 2008 was $0.09, compared to $0.08 for the same period of 2007. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•

Adjusted operating income before amortization was $5.5 million for the fourth quarter of 2008, compared to $5.3 million for the same period of 2007. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $7.5 million in the fourth quarter of 2008, compared to $7.9 million for the same period of 2007. A reconciliation of operating income before taxes, depreciation, amortization, gain/loss on sales of intangible assets and impairment of goodwill and intangible assets to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

Full Year 2008 Results

•	Revenue for the year ended December 31, 2008 was $146.4 million, compared to $139.4 million for 2007.

•

GAAP net loss applicable to common stockholders was $128.1 million or $3.52 per diluted share for 2008 which includes the effect of an estimated pre-tax $176.7 million non-cash goodwill and intangible asset impairment charge based on the preliminary results of the company’s annual goodwill and intangible assets impairment tests. This compares to a GAAP net loss applicable to common stockholders of $1.4 million or $0.04 per diluted share for the same period of 2007.

•

As discussed in the summary of the fourth quarter 2008 consolidated financial results, we provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for 2008 was $0.37, compared to $0.36 in 2007.

•

Adjusted operating income before amortization was $22.6 million for 2008, compared to $24.0 million in 2007. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $32.1 million for 2008, compared to $33.3 million for 2007. A reconciliation of operating income before taxes, depreciation, amortization, gain/loss on sales of intangible assets and impairment of goodwill and intangible assets to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“Despite the challenging economic conditions, in the fourth quarter we continued to add customers at a solid rate as local advertisers continued to shift their dollars to the types of performance-based advertising products that Marchex offers,” said Russell C. Horowitz, Marchex Chairman and CEO. “We are continuing to innovate on our products, provide world-class service to our customers, and create greater efficiencies in our business. As a result, we believe Marchex is well-positioned at the forefront of the local market, which is universally recognized as one of the online advertising industry’s biggest opportunities over the next three to five years.”

Operating Highlights

Local Advertising Services: For the fourth quarter of 2008, revenue from Local Advertising Services was $16.7 million. Following the migration of a legacy Voice Services customer during the fourth quarter, consistent with the commentary provided by the company in the third quarter, Marchex ended the fourth quarter with more than 70,000 advertisers using its products and services. Pro forma for this Voice Services account migration, Marchex added to the total of advertisers using its products and services on a net basis in the fourth quarter. While it is more difficult to predict advertiser growth rates in the current economy, Marchex expects to add thousands of new advertisers in 2009.

Publishing (proprietary traffic sources, formerly referred to as Marchex’s Local Search Network): For the fourth quarter of 2008, revenue from Publishing was $18.1 million. Additionally, Marchex attracted more than 27 million unique visitors for the month of December 2008 and delivered more than 170 million revenue-generating events and referrals in the fourth quarter. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.

Impairment of Goodwill and Intangible Assets: The Company is in the process of completing its goodwill and intangible asset impairment test and this preliminary impairment charge estimate, and the related tax impact, may change. Accordingly, fourth quarter 2008 and full year 2008 GAAP operating results included in this press release are preliminary and subject to change. Final GAAP operating results will be included in the Company’s annual report on Form 10-K.

Non-Operating Highlights

During the fourth quarter of 2008, Marchex increased its stock repurchase plan by 1.0 million shares to 7.0 million shares. Additionally, the company purchased 1.4 million shares of its outstanding Class B common stock and the remaining outstanding preferred shares for a total price of $7.9 million, bringing its total shares repurchased under its stock repurchase program to 6.0 million shares, or 16% of its outstanding common stock.

Marchex Financial Guidance

“Due to current economic conditions, some of our customers are experiencing challenges with their businesses and balance sheets. As it is difficult to predict the impact this will have on our business in the near term, we believe it is prudent to refrain from issuing 2009 guidance at this time. However, we remain confident that Marchex is well-positioned to win market share in local online advertising in 2009 and beyond,” said Horowitz. “Marchex has a strong balance sheet, no debt, and the company is generating cash every quarter, which we anticipate continuing to do throughout this year.”

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. EDT on Thursday, February 19, 2009 to discuss its fourth quarter and year ended December 31, 2008 financial results and other company updates. To access the call by live Webcast, please log into the Investor Relations section of the Marchex Web site (www.marchex.com/investors). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex

Marchex, Inc. (www.marchex.com) is a leading local search and performance advertising company. Marchex’s innovative advertising platform delivers search- and call-based marketing products and services for local and national advertisers. Marchex’s local search network, one of the largest online, helps consumers make better, more informed local decisions through its content-rich Web sites that reach tens of millions of unique visitors each month.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 19, 2009 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS. Marchex also provides Pro Forma Revenue information for the three and twelve months ended December 31, 2007 as if the VoiceStar acquisition in September 2007 occurred as of January 1, 2007.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes (1) any gain/loss on sales and disposals of intangible assets, (2) facility relocation and (3) impairment of goodwill and intangible assets as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, gain/loss on sales of intangible assets and impairment of goodwill and intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), (5) facility relocation, (6) impairment of goodwill and intangible assets and less (7) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For additional information, contact:

Marchex Investor Relations:

Trevor Caldwell

VP of Investor Relations and Strategic Initiatives

Telephone: 206.331.3600

Email: ir(at)marchex.com

Marchex Press:

Leigh McMillan

SVP of Marketing & Communications

Telephone: 206.331.3371

Email: lmcmillan(at)marchex.com

or

Megan Kahn or Michelle Craig

Nyhus Communications for Marchex

Telephone: 206.323.3733

Email: megan(at)nyhus.com

Email: michelle(at)nyhus.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended December 31,
	2007	2008
Revenue	$37,008,033	$34,811,178

Expenses:
Service costs (1)	20,079,692	14,276,872
Sales and marketing (1)	5,311,134	8,621,282
Product development (1)	3,454,849	4,295,809
General and administrative (1)	4,986,514	4,462,255
Amortization of intangible assets from acquisitions	4,325,618	3,078,525

Total operating expenses	38,157,807	34,734,743

Impairment of goodwill	—	(169,299,000)
Impairment of intangible assets	—	(7,424,706)
Gain on sales and disposals of intangible assets, net	997	366,474

Loss from operations	(1,148,777)	(176,280,797)
Interest income and other, net	370,827	59,442

Loss before provision for income taxes	(777,950)	(176,221,355)
Income tax benefit	(21,676)	(47,611,760)

Net loss	(756,274)	(128,609,595)
Convertible preferred stock dividends and (discount) premium on preferred stock redemption, net	17,891	72,395

Net loss applicable to common stockholders	$(774,165)	$(128,681,990)

Basic net loss applicable to Class A and Class B common stockholders	$(0.02)	$(3.67)
Diluted net loss applicable to Class A and Class B common stock holders	$(0.02)	$(3.67)
Shares used to calculate basic net loss per share applicable to common stockholders
Class A	11,407,586	10,959,216
Class B	26,328,205	24,138,566
Shares used to calculate diluted net loss per share applicable to common stockholders
Class A	11,407,586	10,959,216
Class B	37,735,791	35,097,782
(1) Includes stock-based compensation allocated as follows:
Service costs	$(16,737)	$78,801
Sales and marketing	(271,161)	238,087
Product development	189,863	304,456
General and administrative	2,191,320	1,744,529

Total	$2,093,285	$2,365,873

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Twelve Months Ended December 31,
	2007	2008
Revenue	$139,390,659	$146,374,922

Expenses:
Service costs (1)	70,901,141	66,022,359
Sales and marketing (1)	24,962,682	31,951,963
Product development (1)	12,018,010	17,485,518
General and administrative (1)	17,777,790	19,652,781
Amortization of intangible assets from acquisitions	16,930,348	13,957,728
Facility relocation	121,124	—

Total operating expenses	142,711,095	149,070,349

Impairment of goodwill	—	(169,299,000)
Impairment of intangible assets	—	(7,424,706)
Gain on sales and disposals of intangible assets, net	283,076	4,133,082

Loss from operations	(3,037,360)	(175,286,051)
Interest income and other, net	2,492,493	1,476,066

Loss before provision for income taxes	(544,867)	(173,809,985)
Income tax expense (benefit)	960,401	(45,787,364)

Net loss	(1,505,268)	(128,022,621)
Convertible preferred stock dividends and (discount) premium on preferred stock redemption, net	(95,148)	39,738

Net loss applicable to common stockholders	$(1,410,120)	$(128,062,359)

Basic net loss per share applicable to Class A and Class B common stockholders	$(0.04)	$(3.52)
Diluted net loss per share applicable to Class A and Class B common stockholders	$(0.04)	$(3.52)
Shares used to calculate basic net loss applicable to common stockholders
Class A	11,562,367	10,963,724
Class B	27,375,331	25,468,281
Shares used to calculate diluted net loss applicable to common stock holders
Class A	11,562,367	10,963,724
Class B	38,937,698	36,432,005
(1) Includes stock-based compensation allocated as follows:
Service costs	$285,329	$493,023
Sales and marketing	565,445	1,681,815
Product development	1,732,880	1,664,467
General and administrative	7,725,515	7,511,272

Total	$10,309,169	$11,350,577

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2007	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$36,456,307	$27,418,396
Trade accounts receivable, net	18,307,386	21,734,291
Prepaid expenses and other current assets	2,118,390	2,642,607
Refundable taxes	1,693,695	2,883,295
Deferred tax assets	867,465	1,088,872

Total current assets	59,443,243	55,767,461
Property and equipment, net	7,357,903	5,615,396
Deferred tax assets	7,447,315	56,784,228
Intangibles and other assets, net	17,381,827	6,665,562
Goodwill	204,766,826	35,475,782
Intangible assets from acquisitions, net	23,797,231	9,802,365

Total assets	$320,194,345	$170,110,794

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,625,779	$12,351,123
Accrued expenses and other current liabilities	3,668,342	6,331,709
Deferred revenue	2,906,379	2,255,906

Total current liabilities	18,200,500	20,938,738
Other non-current liabilities	105,370	23,297

Total liabilities	18,305,870	20,962,035
Stockholders’ equity:
Convertible preferred stock	1,446,649	—
Class A common stock	113,717	112,217
Class B common stock	321,061	286,736
Treasury stock	(22,116,275)	(15,392,921)
Additional paid-in capital	329,835,529	299,925,762
Accumulated deficit	(7,712,206)	(135,783,035)

Total stockholders’ equity	301,888,475	149,148,759

Total liabilities and stockholders’ equity	$320,194,345	$170,110,794

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2008	2007	2008
Revenue, as reported	$37,008,033	$34,811,178	$139,390,659	$146,374,922
Marchex Voice Services, Inc. pro forma revenue	—	—	1,675,712	—

Pro forma Revenue	$37,008,033	$34,811,178	$141,066,371	$146,374,922

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended December 31,
	2007	2008
Net loss applicable to common stockholders	$(774,165)	$(128,681,990)
Convertible preferred stock dividends and (discount) premium on preferred stock redemption, net	17,891	72,395

Net loss	(756,274)	(128,609,595)
Income tax benefit	(21,676)	(47,611,760)

Loss before provision for income taxes	(777,950)	(176,221,355)
Interest income and other, net	(370,827)	(59,442)

Loss from operations	(1,148,777)	(176,280,797)
Stock-based compensation	2,093,285	2,365,873
Amortization of intangible assets from acquisitions	4,325,618	3,078,525

Operating income (loss) before amortization (OIBA)	5,270,126	(170,836,399)
Impairment of goodwill	—	169,299,000
Impairment of intangible assets	—	7,424,706
Gain on sales and disposals of intangible assets, net	(997)	(366,474)

Adjusted operating income before amortization (Adjusted OIBA)	$5,269,129	$5,520,833

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Twelve Months Ended December 31,
	2007	2008
Net loss applicable to common stockholders	$(1,410,120)	$(128,062,359)
Convertible preferred stock dividends and (discount) premium on preferred stock redemption, net	(95,148)	39,738

Net loss	(1,505,268)	(128,022,621)
Income tax expense (benefit)	960,401	(45,787,364)

Loss before provision for income taxes	(544,867)	(173,809,985)
Interest income and other, net	(2,492,493)	(1,476,066)

Loss from operations	(3,037,360)	(175,286,051)
Stock-based compensation	10,309,169	11,350,577
Amortization of intangible assets from acquisitions	16,930,348	13,957,728

Operating income (loss) before amortization (OIBA)	24,202,157	(149,977,746)
Facility relocation	121,124	—
Impairment of goodwill	—	169,299,000
Impairment of intangible assets	—	7,424,706
Gain on sales and disposals of intangible assets, net	(283,076)	(4,133,082)

Adjusted operating income before amortization (Adjusted OIBA)	$24,040,205	$22,612,878

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended December 31,
	2007	2008
Net cash provided by operating activities	$9,496,441	$7,162,791
Changes in asset and liabilities, net of effects of acquisitions	(1,298,969)	47,976,462
Provision for income taxes	(21,676)	(47,611,760)
Other item - facility relocation	4,533	18,930
Interest income and other	(370,721)	(60,268)
Income and excess tax benefits related to stock options	87,330	594

Adjusted EBITDA	$7,896,938	$7,486,749

Net cash used in investing activities	$(1,202,314)	$(161,509)

Net cash used in financing activities	$(9,034,160)	$(8,671,414)

	Twelve Months Ended December 31,
	2007	2008
Net cash provided by operating activities	$37,068,910	$26,522,883
Changes in asset and liabilities, net of effects of acquisitions	(4,816,666)	52,793,177
Provision for income taxes	960,401	(45,787,364)
Other item - facility relocation	12,614	16,012
Interest income and other	(2,495,630)	(1,474,018)
Income and excess tax benefits related to stock options	2,550,308	60,857

Adjusted EBITDA	$33,279,937	$32,131,547

Net cash (used in) provided by investing activities	$(27,000,455)	$782,163

Net cash used in financing activities	$(19,717,975)	$(36,342,957)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended December 31,
	2007	2008
Adjusted Non-GAAP EPS	$0.08	$0.09

Net loss per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.02)	$(3.67)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	37,735,791	35,097,782
Net loss applicable to common stockholders	$(774,165)	$(128,681,990)
(Discount) premium on preferred stock redemption	—	73,465
Stock-based compensation	2,093,285	2,365,873
Impairment of goodwill	—	169,299,000
Impairment of intangible assets	—	7,424,706
Amortization of intangible assets from acquisitions	4,325,618	3,078,525
Gain on sales and disposals of intangible assets, net	(997)	(366,474)
Interest income and other, net	(370,827)	(59,442)
Estimated impact of income taxes	(1,880,951)	(49,587,485)

Adjusted Non-GAAP net income applicable to common stockholders	$3,391,963	$3,546,178

Adjusted Non-GAAP EPS	$0.08	$0.09

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	37,735,791	35,097,782
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	3,747,029	2,726,387

Shares used to calculate Adjusted Non-GAAP EPS	41,482,820	37,824,169

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Twelve Months Ended December 31,
	2007	2008
Adjusted Non-GAAP EPS	$0.36	$0.37

Net loss per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.04)	$(3.52)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	38,937,698	36,432,005
Net loss applicable to common stockholders	$(1,410,120)	$(128,062,359)
(Discount) premium on preferred stock redemption	(163,867)	475
Stock-based compensation	10,309,169	11,350,577
Facility relocation	121,124	—
Impairment of goodwill	—	169,299,000
Impairment of intangible assets	—	7,424,706
Amortization of intangible assets from acquisitions	16,930,348	13,957,728
Gain on sales and disposals of intangible assets, net	(283,076)	(4,133,082)
Interest income and other, net	(2,492,493)	(1,476,066)
Estimated impact of income taxes	(7,734,810)	(53,854,129)

Adjusted Non-GAAP net income applicable to common stockholders	$15,276,275	$14,506,850

Adjusted Non-GAAP EPS	$0.36	$0.37

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	38,937,698	36,432,005
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	3,382,111	3,247,560

Shares used to calculate Adjusted Non-GAAP EPS	42,319,809	39,679,565

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.